UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2017

Green Bancorp, Inc.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar
Houston, Texas 77098
(Address of principal executive offices, including zip code)
(713) 275 - 8220
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
The information set forth in Item 5.02 of this Current Report on Form 8-K relative to the entry of an employment agreement is incorporated into this Item 1.01 by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 27, 2017, Green Bancorp, Inc. ("Green Bancorp" or the "Company") appointed Terry Earley, age 58, as Executive Vice President and Chief Financial Officer for Green Bancorp, effective as of such date.  The Board of Directors conducted a nationwide search for this position and is excited to continue the growth of Green Bancorp with this new addition.
With over 25 years of banking experience, Mr. Earley brings a wealth of experience to his new role at Green Bancorp.  Mr. Earley served as the Executive Vice President and Chief Financial Officer of Yadkin Financial Corporation ("Yadkin"), located in Raleigh, North Carolina, from July 2014 until the closing of Yadkin's merger with F.N.B. Corporation in March 2017.  Prior to his employment with Yadkin, Mr. Earley served as Executive Vice President and Chief Financial Officer of VantageSouth Bancshares, Inc. and VantageSouth Bank beginning in February 2012 and March 2012, respectively, each located in Raleigh, North Carolina.  Prior to that, Mr. Earley served as President and Chief Executive Officer of Rocky Mountain Bank and Rocky Mountain Capital, located in Jackson, Wyoming, in 2010, and as Chief Financial Officer of Bancorp of the Southeast, LLC, located in Ponte Vedra, Florida, in 2009.  Mr. Earley also served as Chief Financial Officer and Chief Operating Officer of RBC Bank (USA), which he joined in 1992. He holds a bachelor's degree from the University of North Carolina at Chapel Hill in business administration.
In connection with his new position, Mr. Earley entered into an employment agreement with the Company effective April 11, 2017, for an initial two-year term beginning on April 11, 2017 ("Effective Date"), which automatically extends for an additional year on each anniversary of the Effective Date unless otherwise terminated.  Mr. Earley will receive a base salary of $300,000 per year, and upon a termination of employment for any reason other than by the Company for "cause" or by Mr. Earley without "good reason" (each as defined in his employment agreement), Mr. Earley will be entitled to base salary continuation for the remainder of the term.  Mr. Earley will also be eligible for discretionary year-end cash bonuses under the Executive Incentive Plan.  In addition, upon a "change in control" (as defined in the Company's 2014 Omnibus Equity Incentive Plan (the "2014 Plan")), Mr. Earley is entitled to receive a cash bonus from the Executive Incentive Plan equal to the sum of (x) Mr. Earley's target bonus under the Executive Incentive Plan for the prior calendar year pro-rated for the calendar year in which the change in control occurs through the change in control date, and (y) Mr. Earley's target bonus under the Executive Incentive Plan for the prior calendar year pro-rated for the remainder of the term based on the expiration date of the term as in effect on such change in control date, to be paid in lump-sum upon the consummation of the change in control.
During his employment and for twelve months after Mr. Earley receives the last payment of base salary, Mr. Earley is subject to employee non-solicitation and no-hire covenants, a customer non-solicitation covenant, and a no-interference covenant with employees, contractors, suppliers and customers.  Mr. Earley is also subject to customary confidentiality and non-disparagement covenants.
In addition, Mr. Earley's employment agreement provides for Mr. Earley to receive a grant of 70,000 options (the "Stock Options") and 10,000 restricted stock units (the "RSUs") under the 2014 Plan, each grant to be evidenced by an award agreement.  The Stock Options will vest in equal installments on each of April 4, 2019, 2020 and 2021, and will grant Mr. Earley the right to purchase up to the designated number of shares of our common stock at the exercise price specified in the award agreement (which will not be less than the fair market value per share as of the grant date) upon the vesting of the Stock Option.  The RSUs will vest in equal installments on each of April 4, 2019, 2020, 2021 and 2022, and will grant Mr. Earley the right to receive a designated number of shares of our common stock upon the vesting of the RSU.  Upon a termination of Mr. Earley's employment by the Company without "cause" or by Mr. Earley for "good reason" (each as defined in Mr. Earley's employment agreement), a portion of the outstanding unvested Stock Options and RSUs, pro-rated according to the length of service over the term of the award, shall remain outstanding and continue to vest on the terms and conditions of the applicable award agreement (with the remaining portion of unvested Stock Options and RSUs forfeited).  In the event of a "change in control" (as defined in the 2014 Plan), the Stock Options and RSUs become fully vested.

The description of Mr. Earley's employment agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the employee agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Executive Employment Agreement by and between Green Bancorp, Inc. and Mr. Terry Earley, dated as of April 11, 2017
10.2	Green Bancorp, Inc. 2013 Executive Incentive Program (incorporated herein by reference to Exhibit 10.2e to the Company's Registration Statement on Form S-1 (Registration No. 333-196982))
10.3	Green Bancorp, Inc. 2014 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.2f to the Company's Registration Statement on Form S-1/A (Registration No. 333-196982))

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Bancorp, Inc.

Date: April 17, 2017	/s/ TERRY S. EARLEY
Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Executive Employment Agreement by and between Green Bancorp, Inc. and Mr. Terry Earley, dated as of April 11, 2017
10.2	Green Bancorp, Inc. 2013 Executive Incentive Program (incorporated herein by reference to Exhibit 10.2e to the Company's Registration Statement on Form S-1 (Registration No. 333-196982))
10.3	Green Bancorp, Inc. 2014 Omnibus Incentive Plan (incorporated herein by reference to Exhibit 10.2f to the Company's Registration Statement on Form S-1/A (Registration No. 333-196982))